Exhibit 31.1
CERTIFICATION

August 13, 2012

I, Trevor Blank, certify that:

I have reviewed this Quarterly Report on Form 10-Q of TOA Distribution Systems Inc.;

1.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

2.
Based  on my  knowledge,  the  financial  statements,  and  other  financial information  included  in this report,  fairly  present in all  material respects the financial  condition,  results of operations  and cash flows of the issuer as of, and for, the periods presented in this report;

3.	I, as the certifying officer am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the issuer and have:

4.
(a) Designed  such  disclosure  controls  and  procedures,  or  caused  such disclosure  controls and  procedures to be designed  under our  supervision,  to ensure  that  material  information  relating  to  the  issuer,   including  its consolidated subsidiaries,  is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Evaluated the  effectiveness  of the issuer's  disclosure  controls and procedures and presented in this report our conclusions  about the effectiveness of the disclosure  controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

(c) Disclosed in this report any change in the issuer's  internal  control  over financial  reporting that occurred  during the period covered by this report that has  materially  affected,  or is  reasonably  likely to  materially affect, the issuer's internal control over financial reporting; and

5.
I, as the issuers certifying  officer have disclosed, based on our most recent  evaluation of internal  control over  financial  reporting,  to the issuer's auditors and the audit committee of the issuer's board of directors (or persons performing the equivalent functions):

(a) All significant  deficiencies and material  weaknesses in the design or operation of internal  control over  financial  reporting  which are  reasonably likely to adversely  affect the issuer's ability to record,  process,  summarize and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the issuer's internal control over financial reporting.

            By: s/ Trevor Blank
            -------------------------------------
            Trevor Blank
Chief Executive Officer, Chief Financial Officer, Secretary and Director